Exhibit 99.1

ProjectFountain Confidential OverviewPresentation November 2020

Disclaimer and Contact Information DISCLAIMER This confidential overview presentation (this “Summary”) contains certain information pertaining to Ferrellgas, Inc. and Ferrellgas Partners, L.P. (collectively with their subsidiaries, the “Company”). The Company has engaged Moelis & Company LLC (“Moelis”) as its exclusive financial advisor in connection with a potential transaction. This Summary is being provided solely to assist the recipient in determining whether it wishes to proceed with conducting its own due diligence investigation of the Company and a potential transaction. Neither the Company nor Moelis intend for this Summary to form the sole basis of any transaction decision. The recipient should conduct its own investigation and analysis of the Company in connection with any transaction. The information in this Summary was provided by the Company or is from public or other sources. Moelis has not assumed any responsibility for independently verifying such information and expressly disclaims any liability to any purchaser in connection with such information or any transaction with the Company. Neither the Company nor Moelis make any representation or warranty, express or implied, or accept any responsibility or liability for the accuracy or completeness of this Summary or any other written or oral information that the Company, Moelis or any other person makes available to any recipient. Neither the Company nor Moelis makes any representation or warranty as to the achievement or reasonableness of any projections, management estimates, prospects or returns. This Summary speaks only as of the date of the information herein and neither the Company nor Moelis has any obligation to update or correct any information herein. ANY TRANSACTION WITH THE COMPANY INVOLVES A HIGH DEGREE OF RISK. Any party to a transaction should inquire into, independently investigate and consider such risks in its due diligence investigation before entering into any transaction. This Summary is confidential and by accepting this Summary, the recipient agrees not to disclose, copy or distribute this Summary or the information herein, without the Company’s prior written consent. MOELIS CONTACT INFORMATION Moelis will serve as the sole point of contact for all questions and information requests related to a potential transaction, and neither the Company nor any of the Company’s employees should be contacted directly. Please direct all process and follow-up diligence questions to the transaction team as listed below: Anton Sahazizian Managing Director, Head of U.S. M&A anton.sahazizian@moelis.com Tel: (212) 883-3660 Matthew Hughes Managing Director, Mergers & Acquisitions matthew.hughes@moelis.com Tel: (212) 883-6325 Steven Halperin Managing Director, Head of Equity Public Markets steven.halperin@moelis.com Tel: (212) 880-4283 Jared Averbuch Executive Director, Mergers & Acquisitions jared.averbuch@moelis.com Tel: (212) 883-8367 Sloan Harris Vice President, Capital Solutions sloan.harris@moelis.com Tel: (212) 883-4584 Peter Arnaboldi Associate, Mergers & Acquisitions peter.arnaboldi@moelis.com Tel: (212) 883-4586 Matthew Malinowski Associate, Mergers & Acquisitions matthew.malinowski@moelis.com Tel: (212) 883-6349 Annie Maguire Associate, Capital Solutions annie.maguire@moelis.com Tel: (212) 883-4503 Rijul Malik Analyst, Capital Solutions Rijul.malik@moelis.com Tel: (212) 883-8354

Table of Contents

Executive Summary

STRICTLY CONFIDENTIAL

Company Overview

Company Overview

- The nation's second-largest retail marketer[1] and leading distributor of propane and related accessories to residential, industrial, and agricultural customers throughout the U.S.
- Founded in 1939 – 80th anniversary of operations; a trusted consumer brand to millions of Americans
- Corporate headquarters in Overland Park, Kansas
- Over 4,000 employees
- Maintain ~59,500 tank locations and 52 service centers around the U.S.
- Significant ownership by executive management, directors, and employees (28% of common units, 100% of GP) through Employee Stock Ownership Plan and direct
- Successfully integrated 92 independent propane retailers in the past 20 years

Residential Volumes



Customer-owned 31%
Leased 69%
Keep-full 59%
Will-call 41%

- ~70% of residential revenue is from leased tanks from Ferrellgas, which is "sticky" and represents recurring revenue

Market Share by Gallons



Further consolidation opportunities
33%
27%
17%
11%
7%
5%
Amerigas
Suburban Propane
Superior Plus Propane
Ferrellgas
Growmark
5,000+ Independent Retailers

Geographic Footprint



Ferrellgas Service Center
Ferrellgas Service Unit
Cobrand Service Unit
Blue Rhino Service Unit

PG 5

Source: LPGas; April 2020
1. LPGas

Ferrellgas

STRICTLY CONFIDENTIAL

Investment Highlights

Ferrellgas

1. Leading, national footprint with extensive logistics assets and capabilities

- 2nd largest retail marketer of propane in the U.S[1], with ability to serve in all 50 states
- A leading provider of propane by portable tank exchange with strong brand recognition
- 906 service units and ~59,500 tank exchange locations
- Modern distribution fleet with an average age of ~9 years
- Extensive network of logistics assets connected by industry-leading technology

2. Large, fragmented addressable market with growing market share

- ~70% of propane distribution market is owned by small, independent companies
- Company has successfully acquired and integrated 92 companies in the past 20 years
- Organic growth driven, in part, by increasing switches from fuel oil to propane due to higher efficiency and lower per-gallon rates, as well as electric-to-propane conversions
- Organically grew retail customer base at 8% CAGR since 2017

3. Stable cash flows with limited exposure to commodity prices

- Ability to pass-through substantially all commodity prices—either through floating pricing or fixed pricing paired with disciplined hedging—ensures steady cash flow
- Budgeted adjusted EBITDA expected to grow to over $300mm by FY2021, which would represent an 8.4% CAGR since Jim Ferrell's return in 2017
- ~70% of residential customers have leased tanks, with high retention rates and margins

4. Strong, long-term relationship with both suppliers and diverse, blue-chip customers

- Growing customer base with balanced and diverse blue-chip customers
- Exposure to multiple end markets which reduces demand variability
- Blue Rhino provides counter-cyclical summer peak sales and, due to COVID-19, now strong year-round sales due to increased outdoor-related activities and nesting
- Significant buying power and long-term relationships with suppliers

5. Proven track record of operational excellence

- Technological and service enhancements, such as advanced tank monitoring and cloud infrastructure, drive operational efficiency and customer experience
- Successful management of operating expenses has increased Adjusted EBITDA margin from 11.4% in FY 2017 to 17.8% in FY 2020
- Already surpassing FY 2021 budget

6. Best-in-class growth opportunities

- Several focused near-term growth opportunities in both the retail and tank exchange businesses, including in respect of real estate, technology and distribution

PG 6

Note: Fiscal year as of July 31
1. LPGas

Ferrellgas

Business Overview PG 7

Brands & Products Strong portfolio of brands in retail, wholesale and portable tank verticals PG 8 Source: Company filings, Company information

Differentiated Logistical Capabilities Strong Logistics Network 1,510 630650 71 876 1,100 473 Leased Owned 220 160 359 579634627 190 70220271 90 141 1040 Vast, Strategically-Positioned Real Estate Portfolio •National footprint and strategic locations that are positioned in close proximity to customers •Shorter-length negotiable lease terms provide locational flexibility, with rent amounts pegged to CPI, and low fixed rent increases or no rent increases PG 9

STRICTLY CONFIDENTIAL

Customer Overview

Customer Acquisition Strategy

- Organically grew **retail customer base** at 8% CAGR since 2017
- Focus on **increasing density of residential customers**
  - Increase margins by delivering to customers in the same neighborhood
- Leverage **national distributor network** for commercial and portable tank exchange customers
- Emphasize strength in **customer service and technology**
  - High quality service improves the customer experience and increases retention
  - Digital tank monitoring and online chat windows provide useful and timely information to consumers
- Target more **"leased tank"** residential customers
  - ~69% of residential customers lease their tanks, which is differentiated amongst the Company's peers
  - 10% of residential volumes attributed to customers enrolled in Autopay program
  - Customer must be current on A/R for tank refill

Profile of Customer Types

Type	FY 2020A Volumes	% FY 2020A Revenue	No Commodity Price Exposure
Residential	260	34%	✓
Industrial / Commercial	172	21%	✓
Tank Exchange	111	24%	✓
National	89	9%	✓
Transport	47	3%	✓
Agricultural	47	4%	✓
Reseller	35	3%	✓
Dock	4	1%	✓

FY 2020A Residential Volumes by Contract Type


Customer-owned 31%
Leased 69%


Keep-full 59%
Will-call 41%

PG 10

Note: Fiscal year as of July 31

Ferrellgas

STRICTLY CONFIDENTIAL

Large, Fragmented Addressable Market

Propane Market Overview

Propane is an Attractive Clean Fuel with a Growing Market

- Propane is a basic necessity to many customers for heating and agricultural purposes
- It is a clean burning, multi-use energy source
- Alternative to natural gas due to its portability
- Generally less expensive than electricity as a heating source
- U.S. propane market ~13bn gallons in 2018
- Overall forecasted propane demand growth of roughly 17% in the U.S. between 2017 and 2025

2018 U.S. Heating Sources by Homes


Heating Oil 4%
Other 4%
Propane 5%
Natural Gas 47%
Electricity 40%

Ferrellgas Market Positioning

Ferrellgas is a Leading Player in the U.S. Propane Market

- Leading distributor of propane and related equipment in United States
- Second largest retail marketer of propane based on FY 2020 retail sales volume

2020 U.S. Propane Market Share by Volume[1]


Fragmented market creates consolidation opportunities
5,000+ Independent Retailers, 33%
Amerigas, 27%
Ferrellgas, 17%
Suburban Propane, 11%
Growmark, 7%
Superior Plus Propane, 5%

PG 11

Source: EIA; LPGas
1. Market share data as of April 2020

Ferrellgas

Overview of Blue Rhino STRICTLY CONFIDENTIAL Blue Rhino Overview •Acquired by Ferrellgas in 2004 for a total consideration of $420 million •20-pound tanks used for grilling, patio heaters, and mosquito elimination devices; COVID-19 driving increase year round usage •Sold at ~59,500 tank exchange selling locations •Leader in tank exchange with 51% market share by brand1 •Provides complementary counter-seasonal demand to retail business Tank Exchange Market Share1 Other 15% Pinnacle 5% Blue Rhino 51% Am erigas 29% ($mm) Blue Rhino Provides Counter-Seasonal Demand FY 2020A Monthly Gross Profit $39 $42 $56 $10 $69 $11 $84 $92 $12 $12 $77 $79 $10 $16 $59 $51 $49 $17 $39 $13 $12 $26 $30 $46 $58 $72 $80 $67 $63 $23 $25 $42 $23 $28 $24 $16 Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Retail Propane Blue Rhino PG 12 Note:Fiscal year as of July 31; numbers presented may not add up precisely to totals due to rounding 1.TraQline 12 ME September 2019

STRICTLY CONFIDENTIAL StrategicInitiativesand UpsideOpportunities PG 13

Returning to Strategic Leadership STRICTLY CONFIDENTIAL Jim Ferrell Steve Wambold Jim Ferrell Adj. EBITDA CAGR: 10.0%Adj. EBITDA CAGR : 4.2% Adj. EBITDA CAGR: 6.6% ($mm) $345 $194 $170 $184 $174 $189 $216 $237 $222 $251 $266 $228 $193 $272 $288 $300 $219$228$230 $265 $122 12.7% 13.2% 16.4% 15.8% 13.3% 10.8% 11.4% 11.9% 9.7% 12.1% 12.7% 9.4%8.3% 13.8% 12.0% 16.9% 14.8% 11.4% 11.0% 13.7% 17.8% 2000A 2001A 2002A 2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A Adj. EBITDAAdj. EBITDA Margin The return of Jim Ferrell has moved the Company forward, revitalized strengths and put on path to realize growth potential PG 14 Source: Company Filings; CapIQ

STRICTLY CONFIDENTIAL Operational Improvements Drive EBITDA Ferrellgas has identified 35 opportunities across 6 categories to achieve sustainable savings in excess of $40 million 1Delivery Efficiency 2Transportation Efficiency 3Pricing Performance 4Fleet Management 5Staffing Models 6Shared Services Corporate Efficiency Asset Management Fleet Utilization PG 15

Performance Through COVID-19 x Granted “essential product” designation by the federal government to continue business operations and supply propane for customer needs, including cooking, heating, pandemic relief efforts and necessary construction •Increased residential demand also driven by national and local quarantine measures x Strategic product placement, supply chain logistics and reduced wholesale prices have driven Blue Rhino operational improvement x Continued to efficiently deliver propane through the pandemic by implementing initiatives such as staggered start times for drivers x Flexible organizational structure allows for flexibility to react to changes in demand and agility in times of uncertainty

Significant Acquisition Track Record with Proven Integration Capacities Key Acquisition TenetsM&A Track Record & Capabilities Identification of Strategic Targets •Fragmented market with many “mom-and-pop” companies •Target areas where Ferrellgas has excess fleet and storage capacity, creating significant cost-optimization potential •Within these target areas, identify targets with deep community roots, sticky customers and large proportion of customers with leased tanks Proper Valuation and Targeted Returns •Target a mid-teens unlevered return •Acquisitions have averaged mid-to high-teens unlevered returns over the last 10 years •Target mid-single digit cash flow acquisition multiples Key Integration Strategies •Use non-compete agreements to maintain local management •Leverage company brand and operational infrastructure •Realize cost savings by maximizing infrastructure and transportation efficiencies Size of Acquisitions •Currently evaluating $2-5mm acquisitions, but the Company has considered strategic acquisitions of larger value Value-accretive roll-up strategy in a highly fragment market